UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33757	33-0861263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27101 Puerta Real, Suite 450, Mission Viejo, CA		92691
(Address of principal executive offices)		(Zip Code)
(949) 487-9500
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 17, 2012, two of The Ensign Group, Inc.'s (the “Company”) real estate holding subsidiaries as Borrowers executed a promissory note in favor of RBS Asset Finance, Inc. (“RBS”) as Lender in order to memorialize a US$21.525 million term loan from RBS (the “Loan”). The Loan was secured by Commercial Deeds of Trust, Security Agreements, Assignment of Leases and Rents and Fixture Fillings on the two properties owned by the two Borrowers, and other related instruments and agreements, including without limitation a promissory note and a Company guaranty (collectively, the “Loan Documents”).

The Loan Documents evidence a seven-year term loan, with monthly principal and interest payments commencing on March 1, 2012 and the balance due on March 1, 2019. The Loan bears interest at a fixed rate of 4.75 percent. Amounts borrowed under the Loan may be prepaid starting after the second anniversary of the note subject to certain prepayment fees.

Among other things, under the Loan Documents the Company must maintain compliance with specified financial covenants measured on a quarterly basis, including a minimum debt service coverage ratio (with a range of 1.65:1 to 1.70:1), an average occupancy rate of 65 percent for each of the collateralized properties and a minimum project yield (with a range of 15.5 percent to 16 percent). The Loan Documents also include certain additional affirmative and negative covenants, including limitations on the disposition of the Borrowers and the collateral.

The foregoing description of the Loan Documents does not purport to be complete and is qualified in its entirety by reference to such Loan Documents, which are attached as Exhibits 10.1 and 10.2. to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 8.01 Other Events.
On February 22, 2012, the Company issued a press release regarding the securing of the loan described in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Commercial Deeds of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of February 17, 2012, made by certain subsidiaries of the Company for the benefit of RBS Asset Finance, Inc.

10.2	Note, dated February 17, 2012, by certain subsidiaries of the Company

99.1	Press Release of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.

/s/ SUZANNE D. SNAPPER
Chief Financial Officer

Dated: February 22, 2012

Exhibit Index
Exhibit No.	Description

10.1
Commercial Deeds of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of February 17, 2012, made by certain subsidiaries of the Company for the benefit of RBS Asset Finance, Inc.

10.2	Note, dated February 17, 2012, by certain subsidiaries of the Company

99.1	Press Release of the Company